                                                                   EXHIBIT 10.56

                         SECOND AMENDMENT TO GUARANTEE

          SECOND AMENDMENT TO GUARANTEE, dated as of December 22, 1998 (this

"Amendment"), to the Amended and Restated Guarantee, dated as of November 4,
----------
1997, as amended by the First Amendment to Guarantee, dated as of July 8, 1998 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by MARINER POST-ACUTE NETWORK, INC.
                   ---------
(formerly known as Paragon Health Network, Inc.), a Delaware corporation

("Mariner") and the other guarantors which are signatories thereto (Mariner and
---------
each such other guarantor, individually, a "Guarantor"; collectively, the
                                            ---------
"Guarantors"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in
-----------
such capacity, the "Agent") for the lenders (the "Lenders") parties to the
                    -----                         -------
Amended and Restated Credit Agreement, dated as of November 4, 1997 (as further amended, supplemented, extended or otherwise modified from time to time, the

"Credit Agreement"), among FBTC LEASING CORP. (the "Borrower"), the Lenders and
-----------------                                   --------
the Agent.


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Amended and Restated Guarantee, dated as of November 4, 1997, made by Guarantor and certain of its subsidiaries in favor of the Agent, Paragon Health Network, Inc. agreed to guarantee the prompt and complete performance of the Guaranteed Obligations (as defined in the Guarantee).

          WHEREAS, the Guarantor has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Guarantee be amended in the manner provided for in this Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Terms defined in the Guarantee and used herein
              -------------
shall, unless otherwise indicated, have the meanings given to them in the Guarantee. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          2.  Amendment to Section 9.  Section 9 of the Guarantee  is hereby
              ----------------------
amended by adding thereto the following new Section 4.23:

               "9.22  Year 2000 Matters.  Any reprogramming required to permit
                      -----------------
          the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year
          2000) in and following the
          year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by Mariner or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of Mariner or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, will be completed in all material respects by June 30, 1999. The costs to Mariner and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of Mariner and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient for the conduct of their business as currently conducted."

          3.    Amendment to Section 11.1(a).  Section 11.1(a) of the Guarantee
                ----------------------------
is hereby amended by deleting the table contained therein and substituting in lieu thereof the following new table:

 December 31, 1997 through September 30, 1999              6.75 to 1.00
 December 31, 1999 through September 30, 2000              6.50 to 1.00
 December 31, 2000 through September 30, 2001              6.00 to 1.00
 December 31, 2001 through June 30, 2002                   5.00 to 1.00
 September 30, 2002 through June 30, 2003                  4.75 to 1.00
 September 30, 2003 (or, if earlier, the Consolidated
 Leverage Ratio Stepdown Date) and thereafter              4.50 to 1.00



          4.  Amendment to Section 11.1(b). Section 11.1(b) of the Guarantee is
              ----------------------------
hereby amended by deleting the table contained therein and substituting in lieu thereof the following new table:


 December 31, 1997 through September 30, 1999              1.60 to 1.00
 December 31, 1999 through September 30, 2000              1.75 to 1.00
 December 31, 2000 through September 30, 2001              1.85 to 1.00
 December 31, 2001 through September 30, 2002              2.50 to 1.00
 December 31, 2002 and thereafter                          2.75 to 1.00

          5. Amendment to Section 11.1(c). Section 11.1(c) of the Guarantee is hereby amended by deleting the table contained therein and substituting in lieu thereof the following new table:

 December 31, 1997 through September 30, 2000              1.10 to 1.00
 December 31, 2000 through September 30, 2001              1.15 to 1.00
 December 31, 2001 and thereafter                          1.25 to 1.00

          6.  Amendment to Section 11.5(f).  Section 11.5(f) of the Guarantee

is hereby amended by inserting immediately after the word "Paragon" and prior to the semi-colon in the second line thereof the following: "; provided, that during the fiscal years of Mariner ending September 30, 1999 and September 30, 2000, in addition to the foregoing amount, Mariner shall be permitted to make additional sales of assets with a fair market value not to exceed $150,000,000 in the aggregate for all such additional sales in both of such fiscal years".

          7.  Amendment to Section 11.7.  Section 11.7 of the Guarantee is
              -------------------------
hereby amended by deleting the amount "$125,000,000" in the seventh line and substituting in lieu thereof the amount "$100,000,000".

          8.  Amendment to Section 11.8(h).  Section 11.8(h) of the Guarantee
              ----------------------------
is hereby amended by deleting the amount "$125,000,000" in the tenth line and substituting in lieu thereof the amount "$100,000,000".

          9.    Amendment to Section 11.8(l).  Section 11.8(l) of the Guarantee
                ----------------------------
is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 11.8(l):

          "(l)  in addition to investments otherwise expressly permitted by this
     Section 11.8, investments by Mariner or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed $20,000,000 at any one time outstanding."

[THIS PARAGRAPH WAS FORMERLY PARAGRAPH (k) IN GUARANTEE BUT WAS MOVED TO PARAGRAPH (l) PURSUANT TO FIRST AMENDMENT]

          10.  Amendment to Section 11.10.  Section 11.10 of the Guarantee is
               --------------------------
hereby amended by deleting clause (iv) of the proviso thereto added pursuant to the First Amendment and substituting in lieu thereof the following new clause
(iv):  "(iv) the investments permitted pursuant to Sections 11.8(k) and (l)".

          11. Conditions to Effectiveness.  The amendments provided for
              ---------------------------
herein shall become effective on the date the Agent shall have received counterparts of this Amendment duly executed and delivered by the Guarantor and the Required Lenders.

          12. Representations and Warranties.  Mariner as of the date hereof
              ------------------------------
and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 9 of the Guarantee; provided, that each reference to the Guarantee therein shall
                    --------
be deemed to be a reference to the Guarantee after giving effect to this Amendment.

          13.  Payment of Expenses.   Mariner agrees to pay or reimburse the
               -------------------
Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment and the Second Amendment to the Amended and Restated Participation Agreement, dated as of the date hereof and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          14.  Reference to and Effect on the Operative Documents; Limited
               -----------------------------------------------------------
Effect.  On and after the date hereof and the satisfaction of the conditions
------
contained in paragraph 8 of this Amendment, each reference in the Guarantee to "this Guarantee", "hereunder", "hereof" or words of like import referring to the Guarantee, and each reference in the other Operative Documents to "the Guarantee", "thereunder", "thereof" or words of like import referring to the Guarantee, shall mean and be a reference to the Guarantee as amended hereby.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Operative Documents, nor constitute a waiver of any provisions of any of the Operative Documents. Except as expressly amended herein, all of the provisions and covenants of the Guarantee and the other Operative Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          15.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          16.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                       MARINER POST-ACUTE NETWORK, INC., formerly known as Paragon Health Network, Inc.



                       By:
                          ------------------------------------
                        Title:

AMERICAN-CAL MEDICAL SERVICES, INC.
AMS GREEN TREE, INC.
AMS PROPERTIES, INC.
CONNERWOOD HEALTHCARE, INC.
COORDINATED HOME HEALTH SERVICES, INC.
CORNERSTONE HEALTH MANAGEMENT COMPANY
EH ACQUISITION CORP.
EH ACQUISITION CORP. II
EH ACQUISITION CORP. III
EVERGREEN HEALTHCARE, INC.
EVERGREEN HEALTHCARE LTD., L.P.
GC SERVICES, INC.
GCI BELLA VITA, INC.
GCI CAMELLIA CARE CENTER, INC.
GCI COLTER VILLAGE, INC.
GCI EAST VALLEY MEDICAL & REHABILITATION CENTER, INC.
GCI FAITH NURSING HOME, INC.
GCI HEALTH CARE CENTERS, INC.
GCI JOLLEY ACRES, INC.
GCI PALM COURT, INC.
GCI PRINCE GEORGE, INC.
GCI REALTY, INC.
GCI REHAB, INC.
GCI SPRINGDALE VILLAGE, INC.
GCI THERAPIES, INC.
GCI VALLEY MANOR HEALTH CARE CENTER, INC.
GCI VILLAGE GREEN, INC.
GCI-CAL HEALTH CARE CENTERS, INC.
GCI-CAL THERAPIES COMPANY
GCI-WISCONSIN PROPERTIES, INC.
GRANCARE GPO SERVICES, INC.
GRANCARE HOME HEALTH SERVICES, INC.
GRANCARE, INC.
GRANCARE NURSING SERVICES AND HOSPICE, INC.
GRANCARE OF MICHIGAN, INC.
GRANCARE OF NORTH CAROLINA, INC.
GRANCARE OF NORTHERN CALIFORNIA, INC.
GRANCARE SOUTH CAROLINA, INC.
GRANCARE TRADING, INC.
HERITAGE OF LOUISIANA, INC.
HMI CONVALESCENT CARE, INC.
HOSTMASTERS, INC.
NATIONAL HERITAGE REALTY, INC.
OMEGA/INDIANA CARE CORPORATION
RENAISSANCE MENTAL HEALTH CENTER, INC.
STONECREEK MANAGEMENT COMPANY, INC.


By:
                                   ----------------------------------
 Title:

AMERICAN PHARMACEUTICAL SERVICES, INC.
AMERICAN REHABILITY MANAGEMENT, INC.
AMERICAN REHABILITY SERVICES, INC.
AMERICAN SENIOR HEALTH SERVICES, INC.
APS HOLDING COMPANY, INC.
APS PHARMACY MANAGEMENT, INC.
BRIAN CENTER HEALTH & REHABILITATION/TAMPA, INC.
BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC.
BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC.
BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC.
BRIAN CENTER MANAGEMENT CORPORATION
BRIAN CENTER NURSING CARE/AUSTELL, INC.
BRIAN CENTER NURSING CARE/FINCASTLE, INC.
BRIAN CENTER NURSING CARE/HICKORY, INC.
BRIAN CENTER NURSING CARE/POWDER SPRINGS, INC.
BRIAN CENTER OF ASHEBORO, INC.
BRIAN CENTER OF CENTRAL COLUMBIA, INC.
BRIAN CENTERS HEALTH & RETIREMENT/WALLACE, INC.
DEVCON HOLDING COMPANY
EXTENDED ACUTE HOSPITALS OF AMERICA, INC.
GULF COAST PHYSICAL THERAPY GROUP, INC.
HOME HEALTH MANAGEMENT ASSOCIATES OF AMERICA, INC.
HOMECARE ASSOCIATES OF AMERICA, INC.
HOSPICE ASSOCIATES OF AMERICA, INC.
HOSPICE CARE OF TENNESSEE, INC.
HOSPICE MANAGEMENT PARTNERS, INC.
LC MANAGEMENT COMPANY
LCA OPERATIONAL HOLDING COMPANY
LCR, INC.
LIVING CENTERS DEVELOPMENT COMPANY
LIVING CENTERS - EAST, INC.
LIVING CENTERS HOLDING COMPANY
LIVING CENTERS LTCP DEVELOPMENT COMPANY
LIVING CENTERS OF TEXAS, INC.
LIVING CENTERS - ROCKY MOUNTAIN, INC.
LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION
LIVING CENTERS - SOUTHEAST, INC.
MED-CARE SALES AND RENTALS, INC.
MED-THERAPY REHABILITATION SERVICES, INC.
PROFESSIONAL RX SYSTEMS, INC.
PROGRESSIVE CARE CENTERS OF AMERICA, INC.
REHABILITY HEALTH SERVICES, INC.
REHABILITY HOSPITAL SERVICES, INC.
THERACARE HOME HEALTH AGENCY, INC.
THERAPY MANAGEMENT INNOVATIONS, INC.
TOICA, INC.
WORKHEALTH HEALTHCARE MANAGEMENT INC.

By:
   -------------------------------------
 Title: